A Randomized, Double-blinded, Placebo-controlled, Multiple Ascending Dose Study to Evaluate the Safety, Tolerability, Pharmacokinetics, Immunogenicity, and Biological Activity of ATYR1940 (Resolaris™) in Adult Patients With Facioscapulohumeral Muscular Dystrophy Gershman A,1 Chiang K,1 Do M-H,1 Abbink E,2 Harbers V,2 Audebert C,3 Campana-Salort E,4 Monforte M,5 Iyadurai S,6 Carey L,1 Heskamp L,2 Kan HE,7 Heerschap A,2 Kissel J,6 Ricci E,5 Attarian S,4 Blackburn K,1 Mendlein JD,1 and Ashlock MA1 1aTyr Pharma Inc., San Diego, CA, USA; 2Radboud University Medical Center, Nijmegen, Netherlands; 3CIC-CPCET, Service de Pharmacologie Clinique et Pharmacovigilance, AP-HM-Aix-Marseille University Institut Neurosciences Timone, Marseille, France; 4Reference Center of Neuromuscular Disorders and ALS, AP-HM-Aix-Marseille University Institut Neurosciences Timone, Marseille, France; 5Institute of Neurology, Catholic University School of Medicine, Rome, Italy; 6Ohio State University Medical Center, Columbus, OH, USA; 7Leiden University Medical Center, Leiden, Netherlands Introduction l Facioscapulohumeral muscular dystrophy (FSHD) is a rare genetic myopathy in which immune cells invade diseased skeletal muscle and for which there are no approved treatments. The primary clinical phenotype of FSHD is debilitating skeletal muscle deterioration and weakness: Estimates of FSHD prevalence vary between 1:14,000 and 1:20,000.1 l ATYR1940 (Resolaris™) is a slightly truncated form of human histidyl tRNA synthetase (HARS), which is 100% identical to the naturally occurring wild type molecule over the common protein sequence: Aside from its established intracellular role in protein synthesis, we believe HARS also plays extracellular roles, including modulating immune responses in skeletal muscle. Because the immune component may play a central role in FSHD pathophysiology,2 immunomodulators, including ATYR1940, are being investigated as potential therapies for this disease. l In preclinical experiments using a rat model of statin-induced myopathy, ATYR1940 reduced skeletal muscle degeneration and necrosis, reduced the numbers of immune cells in muscle, and downregulated immune regulatory proteins in diseased tissue in a dose-dependent manner. l This first-in-patient study evaluated the safety, tolerability, pharmacokinetic (PK) properties, immunogenicity, and biological activity of ATYR1940 in adult patients with FSHD (ClinicalTrials.gov: NCT02239224). Methods l This Phase 1b/2, double-blinded, placebo-controlled, multiple ascending dose study randomly assigned eligible patients 3:1 to receive weekly I.V. ATYR1940 (Cohort 1: 0.3 mg/kg; Cohort 2: 1 mg/kg; Cohort 3: 3 mg/kg) or placebo (Figure 1). l Key study endpoints were the evaluation of safety and tolerability as assessed by incidence of adverse events (AEs), antidrug antibody (ADA) titers, Jo-1 antibody (Ab) levels, ATYR1940 PK properties, and measures of clinical activity: Manual Muscle Testing (MMT): Motor function was assessed in 14 muscle groups and graded based on a 5-point scale. For patients in Cohorts 1 and 2, MMT was assessed during screening; at Week 3; Week 4, Day 4; and Week 6; for patients in Cohort 3, MMT was assessed during screening; at Week 6; Week 10; and Week 14. Individualized Neuromuscular Quality of Life (INQoL) Questionnaire: • A validated muscle disease-specific quality of life measure, with 45 questions within 10 sections. The questionnaire focuses on 4 dimensions: Symptoms, Life Domains, Treatment Effects, and Overall Quality of Life. Overall INQoL score is derived from Life Domains and comprises 5 subsections: Activities, Independence, Social Relationships, Emotions, and Body Image. • T he self-administered questionnaire was completed during screening and at Week 6 in all cohorts as well as at Week 14 for patients in Cohort 3. Muscle Surveillance and Targeted Magnetic Resonance Imaging (MRI): Lower extremity surveillance MRI was performed during screening to identify active immune responses (as evidenced by short tau inversion recovery [STIR] positive signal). The presence of ≥ 1 STIR-positive muscle as assessed by a central reviewer was an inclusion criterion for this study (Cohorts 2 and 3). STIR-positive muscles were monitored using targeted quantitative MRI for the analysis of fatty infiltration, inflammation, and muscle volume. Results l All patients completed the study; however, 1 patient did not receive all doses of study drug due to an AE of infusion-relation reaction (IRR). l All patients had FSHD Type 1; patient demographics and characteristics are shown in Table 1. Table 1. Patient Demographics and Baseline Characteristics *Number of patients. †Designated as SAE by sponsor. SAE, serious adverse event; TEAE, treatment-emergent adverse event. BMI, body mass index; FSHD, facioscapulohumeral muscular dystrophy; SD, standard deviation. PK Properties l PK was generally consistent throughout the study, with dose- proportional increases in exposure. l The mean clearance was low, and mean volume of distribution at steady state was small, with a mean terminal half-life of 3–5 hours. Immunogenicity Profile l Of the 15 patients treated with ATYR1940, 6 were confirmed positive for ADA, but Ab levels fell upon cessation of therapy. No patient had titers high enough to trigger testing in a neutralizing Ab assay. l No patients had Jo-1 Ab levels considered positive or equivocal for the assay. l No impact of Ab levels on ATYR1940 PK was detected. Clinical Activity l A trend for improvement in MMT results with ATYR1940 treatment was observed compared with placebo, especially in the upper limb (Figure 2 and 3). Figure 5. Efficacy Results: Change From Baseline to Week 14 in Representative Patients Treated With ATYR1940 (A, B) and Placebo (C, D) Figure 1. Study Design l Patients treated with ATYR1940 were generally improved compared with placebo as assessed by INQoL, with patients in Cohort 3 (12 weeks) showing the greatest improvement compared with Cohort 1 and Cohort 2 (4 weeks) (Figure 4): Patients in Cohort 3 reported ~ 10% improvement in INQoL overall responses compared with ~15% worsening in the placebo group. The largest differences between Cohort 3 and placebo were seen in the Activities, Independence, and Emotions domains. l In general, there was a good correlation between changes in INQoL and MMT, whereby all patients who experienced an improvement in muscle function also showed improvement in INQoL scores. l In surveillance and targeted quantitative MRI scans of patients treated with placebo or ATYR1940, we observed: – S ignificant measurement variability was seen, driven in part by alignment, motion artifact, and muscle heterogeneity. –Little change in STIR, Dixon fat fraction percentage, or quantitative T2 (indicative of the presence of inflammation) in targeted muscles in either the ATYR1940 or placebo groups. l No elevation from baseline in circulating human biomarker levels in plasma was observed. l Patient profiles are shown in Figure 5. Conclusions l ATYR1940 (Resolaris™) is generally safe in adult patients with FSHD, and was well tolerated with the exception of 1 patient who experienced 3 IRR events. l ATYR1940 PK properties were dose-proportional and consistent throughout the study, with no measureable impact from ADA. l Clinical activity of ATYR1940 was supported by signals of improvement in INQoL questionnaire responses and MMT measures. l Other exploratory measures, including lower extremity targeted MRI, did not demonstrate activity: –Variability in image acquisition may have diminished the opportunity to demonstrate a treatment effect at 3 months. l Patients in Cohorts 2 and 3 were allowed to enroll in the ongoing, long-term extension study investigating the safety and efficacy of ATYR1940. References Tawil R et al. Skeletal Muscle 2014;4:12. Frisullo G et al. J Clin Immunol 2011;31:155. Acknowledgements This study was funded by aTyr Pharma, Inc. Editorial support was provided by Oxford PharmaGenesis, Inc. and was funded by aTyr Pharma, Inc Corresponding author contact: agershman@atyrpharma.com Presented at the 21st International Congress of the World Muscle Society; 4–8 October 2016; Granada, Spain. Safety and Tolerability Profile l ATYR1940 was generally well tolerated across all dose groups (Table 2). l All treatment-emergent AEs (TEAEs) were Grades 1 or 2 (mild or moderate in intensity): – No dose-response relationship was suggested in the intensity and incidence of events. l One patient experienced 3 successive IRR events; this was assessed as an AE by the investigator, but was considered a medically important event by the sponsor and was upgraded to a serious AE. l No trends in hematology or serum chemistries were observed. l No signals or trends in electrocardiograms or pulmonary function tests were observed. l TEAEs reported for ≥ 2 patients treated with ATYR1940 are shown in Table 2. Table 2. Summary of Safety MMT, manual muscle testing. Figure 3. Percentage Change From Baseline to Week 14 in MMT Composite Summary Score for Individual Patients in Cohort 3 -10 -5 0 5 10 Patients 3.0 mg/kg (n = 6) Placebo (n = 2) Decreasing Muscle Function Increasing Muscle Function Change From Baseline in MMT Composite Summary Score (%) P-263 Characteristic Placebo (n = 5) COHORT 1 ATYR1940 0.3 mg/kg (n = 3) COHORT 2 ATYR1940 1.0 mg/kg (n = 6) COHORT 3 ATYR1940 3.0 mg/kg (n = 6) Median age, years (range) 52.0 (39–66) 53.0 (25–55) 46.0 (33–52) 39.5 (25–72) Male, % 80.0 66.7 33.3 66.7 White, % 100 100 100 100 Mean BMI, kg/m2 (SD) 28.9 (3.2) 28.6 (1.8) 25.3 (4.6) 22.5 (5.0) Median disease duration, years (range) 18.6 (4.4–24.8) 6.2 (2.8–21.8) 22.6 (10.2–41.1) 23.0 (9.3–56.4) Mean FSHD clinical severity score (SD) 2.7 (0.7) 2.5 (0.9) 3.7 (0.5) 3.0 (0.8) Parameter, n* (%) Placebo (n = 5) COHORT 1 ATYR1940 0.3 mg/kg (n = 3) COHORT 2 ATYR1940 1.0 mg/kg (n = 6) COHORT 3 ATYR1940 3.0 mg/kg (n = 6) TEAEs 5 (100) 3 (100) 6 (100) 6 (100) Treatment-related 0 0 0 0 Grade > 3 TEAEs 0 0 0 0 Treatment-related 0 0 0 0 SAEs 0 0 0 1† Deaths 0 0 0 0 Most common TEAEs Cough 0 1 (33.3) 0 2 (33.3) Headache 2 (40.0) 0 1 (16.7) 2 (33.3) Presyncope 0 0 0 2 (33.3) Arthralgia 0 2 (66.7) 0 1 (16.7) Flushing 0 0 1 (16.7) 1 (16.7) Nausea 0 0 2 (33.3) 0 Back pain 1 (20.0) 1 (33.3) 3 (50.0) 0 Myalgia 0 1 (33.3) 1 (16.7) 0 Change From Baseline INQoL Questionnaire Responses % Decreasing Disease Burden Increasing Disease Burden Figure 4. Percentage Change From Baseline in INQoL Questionnaire Response INQoL: Overall INQoL: Activities INQoL: Independence INQoL: Emotions 20 15 10 5 0 -5 -10 -15 -20 PlaceboATYR1940ATYR1940ATYR1940PlaceboATYR1940 (n = 5)0.3 mg/kg1.0 mg/kg3.0 mg/kg(n = 2)3.0 mg/kg (n = 3)(n = 5)(n = 6)(n = 6) Through Week 6Through Week 14 INQoL, Individual Neuromuscular Quality of Life. Patients With FSHD (n = 20) Aged 18–65 years Genetically confirmed FSHD diagnosis For Cohorts 2 and 3: met imaging criteria for a STIR positive muscle in ≥ 1 skeletal muscle Key Study Endpoints Safety and tolerability Pharmacokinetics INQoL questionnaire MMT Quantitative MRI ADA titers and Jo-1 Ab levels Long-term Extension Study (for patients in Cohorts 2 and 3) Randomized 3:1 Cohort 3 ATYR1940 3.0 mg/kg Cohort 2 ATYR1940 1.0 mg/kg Cohort 1 ATYR1940 0.3 mg/kg Placebo Week 1Week 4Week 12 Ab, antibody; ADA, antidrug antibody; FSHD, facioscapulohumeral muscular dystrophy; INQoL, Individualized Neuromuscular Quality of Life; MMT, manual muscle testing; MRI, magnetic resonance imaging; STIR, short tau inversion recovery. Placebo Change From Baseline MMT Composite Summary Score (%) Figure 2. Percentage Change From Baseline in MMT Composite Summary Score All 14 Muscles Upper Limb OnlyLower Limb Only 4 3 2 1 0 -1 -2 -3 PlaceboATYR1940ATYR1940ATYR1940PlaceboATYR1940 (n = 5)0.3 mg/kg1.0 mg/kg3.0 mg/kg(n = 2)3.0 mg/kg (n = 3)(n = 5)(n = 6)(n = 6) Through Week 6Through Week 14 Decreasing Muscle Function Increasing Muscle Function A. B. C. D. MMT % of Muscles Changed Improved: 39.3 Stable: 60.7 Worse: 0.0 MMT % of Muscles Changed Improved: 28.6 Stable: 50.0 Worse: 21.4 MMT % of Muscles Changed Improved: 3.6 Stable: 75.0 Worse: 21.4 MMT % of Muscles Changed Improved: 17.9 Stable: 75.0 Worse: 7.1 -20 -30 30 20 Placebo 3.0 mg/kg Increasing Burden 10 0 Decreasing -10 Burden INQoL Placebo 3.0 mg/kg 30 Increasing 20 Burden 10 0 Decreasing -10 Burden -20 -30 INQoL Placebo 3.0 mg/kg 30 Increasing 20 Burden 10 0 Decreasing -10 Burden -20 -30 INQoL Placebo 3.0 mg/kg 30 Increasing 20 Burden 10 0 Decreasing -10 Burden -20 -30 INQoL BaselineWeek 14 Non-impaired tested muscles Impaired muscles Improvement relative to baseline Worsening relative to baseline MMT, manual muscle testing; INQoL, Individual Neuromuscular Quality of Life. MMT, manual muscle testing. A Randomized, Double-blinded, Placebo-controlled, Multiple Ascending Dose Study to Evaluate the Safety, Tolerability, Pharmacokinetics, Immunogenicity, and Biological Activity of ATYR1940 (Resolaris™) in Adult Patients With Facioscapulohumeral Muscular Dystrophy Methods Introduction Results Conclusions References Acknowledgements Gershman A,1 Chiang K,1 Do M-H,1 Abbink E,2 Harbers V,2 Audebert C,3 Campana-Salort E,4 Monforte M,5 Iyadurai S,6 Carey L,1 Heskamp L,2 Kan HE,7 Heerschap A,2 Kissel J,6 Ricci E,5 Attarian S,4 Blackburn K,1 Mendlein JD,1 and Ashlock MA1 1aTyr Pharma Inc., San Diego, CA, USA; 2Radboud University Medical Center, Nijmegen, Netherlands; 3CIC-CPCET, Service de Pharmacologie Clinique et Pharmacovigilance, AP-HM-Aix-Marseille University Institut Neurosciences Timone, Marseille, France; 4Reference Center of Neuromuscular Disorders and ALS, AP-HM-Aix-Marseille University Institut Neurosciences Timone, Marseille, France; 5Institute of Neurology, Catholic University School of Medicine, Rome, Italy; 6Ohio State University Medical Center, Columbus, OH, USA; 7Leiden University Medical Center, Leiden, Netherlands l Facioscapulohumeral muscular dystrophy (FSHD) is a rare genetic myopathy in which immune cells invade diseased skeletal muscle and for which there are no approved treatments. The primary clinical phenotype of FSHD is debilitating skeletal muscle deterioration and weakness: – Estimates of FSHD prevalence vary between 1:14,000 and 1:20,000.1 l ATYR1940 (Resolaris™) is a slightly truncated form of human histidyl tRNA synthetase (HARS), which is 100% identical to the naturally occurring wild type molecule over the common protein sequence: – Aside from its established intracellular role in protein synthesis, we believe HARS also plays extracellular roles, including modulating immune responses in skeletal muscle. – Because the immune component may play a central role in FSHD pathophysiology,2 immunomodulators, including ATYR1940, are being investigated as potential therapies for this disease. l In preclinical experiments using a rat model of statin-induced myopathy, ATYR1940 reduced skeletal muscle degeneration and necrosis, reduced the numbers of immune cells in muscle, and downregulated immune regulatory proteins in diseased tissue in a dose-dependent manner. l This first-in-patient study evaluated the safety, tolerability, pharmacokinetic (PK) properties, immunogenicity, and biological activity of ATYR1940 in adult patients with FSHD (ClinicalTrials.gov: NCT02239224). l This Phase 1b/2, double-blinded, placebo-controlled, multiple ascending dose study randomly assigned eligible patients 3:1 to receive weekly I.V. ATYR1940 (Cohort 1: 0.3 mg/kg; Cohort 2: 1 mg/kg; Cohort 3: 3 mg/kg) or placebo (Figure 1). Ab, antibody; ADA, antidrug antibody; FSHD, facioscapulohumeral muscular dystrophy; INQoL, Individualized Neuromuscular Quality of Life; MMT, manual muscle testing; MRI, magnetic resonance imaging; STIR, short tau inversion recovery. l Key study endpoints were the evaluation of safety and tolerability as assessed by incidence of adverse events (AEs), antidrug antibody (ADA) titers, Jo-1 antibody (Ab) levels, ATYR1940 PK properties, and measures of clinical activity: – Manual Muscle Testing (MMT): • Motor function was assessed in 14 muscle groups and graded based on a 5-point scale. • For patients in Cohorts 1 and 2, MMT was assessed during screening; at Week 3; Week 4, Day 4; and Week 6; for patients in Cohort 3, MMT was assessed during screening; at Week 6; Week 10; and Week 14. – Individualized Neuromuscular Quality of Life (INQoL) Questionnaire: • A validated muscle disease-specific quality of life measure, with 45 questions within 10 sections. The questionnaire focuses on 4 dimensions: Symptoms, Life Domains, Treatment Effects, and Overall Quality of Life. Overall INQoL score is derived from Life Domains and comprises 5 subsections: Activities, Independence, Social Relationships, Emotions, and Body Image. • The self-administered questionnaire was completed during screening and at Week 6 in all cohorts as well as at Week 14 for patients in Cohort 3. – Muscle Surveillance and Targeted Magnetic Resonance Imaging (MRI): • Lower extremity surveillance MRI was performed during screening to identify active immune responses (as evidenced by short tau inversion recovery [STIR] positive signal). • The presence of = 1 STIR-positive muscle as assessed by a central reviewer was an inclusion criterion for this study (Cohorts 2 and 3). • STIR-positive muscles were monitored using targeted quantitative MRI for the analysis of fatty infiltration, inflammation, and muscle volume. l All patients completed the study; however, 1 patient did not receive all doses of study drug due to an AE of infusion-relation reaction (IRR). l All patients had FSHD Type 1; patient demographics and characteristics are shown in Table 1. Table 1. Patient Demographics and Baseline Characteristics Safety and Tolerability Profile l ATYR1940 was generally well tolerated across all dose groups (Table 2). l All treatment-emergent AEs (TEAEs) were Grades 1 or 2 (mild or moderate in intensity): – No dose-response relationship was suggested in the intensity and incidence of events. l One patient experienced 3 successive IRR events; this was assessed as an AE by the investigator, but was considered a medically important event by the sponsor and was upgraded to a serious AE. l No trends in hematology or serum chemistries were observed. l No signals or trends in electrocardiograms or pulmonary function tests were observed. l TEAEs reported for = 2 patients treated with ATYR1940 are shown in Table 2. *Number of patients. †Designated as SAE by sponsor. SAE, serious adverse event; TEAE, treatment-emergent adverse event. BMI, body mass index; FSHD, facioscapulohumeral muscular dystrophy; SD, standard deviation. INQoL, Individual Neuromuscular Quality of Life. PK Properties l PK was generally consistent throughout the study, with doseproportional increases in exposure. l The mean clearance was low, and mean volume of distribution at steady state was small, with a mean terminal half-life of 3–5 hours. Immunogenicity Profile l Of the 15 patients treated with ATYR1940, 6 were confirmed positive for ADA, but Ab levels fell upon cessation of therapy. No patient had titers high enough to trigger testing in a neutralizing Ab assay. l No patients had Jo-1 Ab levels considered positive or equivocal for the assay. l No impact of Ab levels on ATYR1940 PK was detected. Clinical Activity l A trend for improvement in MMT results with ATYR1940 treatment was observed compared with placebo, especially in the upper limb (Figure 2 and 3). Figure 5. Efficacy Results: Change From Baseline to Week 14 in Representative Patients Treated With ATYR1940 (A, B) and Placebo (C, D) Figure 2. Percentage Change From Baseline in MMT Composite Summary Score Figure 4. Percentage Change From Baseline in INQoL Questionnaire Response Figure 1. Study Design l Patients treated with ATYR1940 were generally improved compared with placebo as assessed by INQoL, with patients in Cohort 3 (12 weeks) showing the greatest improvement compared with Cohort 1 and Cohort 2 (4 weeks) (Figure 4): – Patients in Cohort 3 reported ~ 10% improvement in INQoL overall responses compared with ~15% worsening in the placebo group. – The largest differences between Cohort 3 and placebo were seen in the Activities, Independence, and Emotions domains. l In general, there was a good correlation between changes in INQoL and MMT, whereby all patients who experienced an improvement in muscle function also showed improvement in INQoL scores. l In surveillance and targeted quantitative MRI scans of patients treated with placebo or ATYR1940, we observed: – Significant measurement variability was seen, driven in part by alignment, motion artifact, and muscle heterogeneity. – Little change in STIR, Dixon fat fraction percentage, or quantitative T2 (indicative of the presence of inflammation) in targeted muscles in either the ATYR1940 or placebo groups. l No elevation from baseline in circulating human biomarker levels in plasma was observed. l Patient profiles are shown in Figure 5. l ATYR1940 (Resolaris™) is generally safe in adult patients with FSHD, and was well tolerated with the exception of 1 patient who experienced 3 IRR events. l ATYR1940 PK properties were dose-proportional and consistent throughout the study, with no measureable impact from ADA. l Clinical activity of ATYR1940 was supported by signals of improvement in INQoL questionnaire responses and MMT measures. l Other exploratory measures, including lower extremity targeted MRI, did not demonstrate activity: – Variability in image acquisition may have diminished the opportunity to demonstrate a treatment effect at 3 months. l Patients in Cohorts 2 and 3 were allowed to enroll in the ongoing, long-term extension study investigating the safety and efficacy of ATYR1940. 1. Tawil R et al. Skeletal Muscle 2014;4:12. 2. Frisullo G et al. J Clin Immunol 2011;31:155. This study was funded by aTyr Pharma, Inc. Editorial support was provided by Oxford PharmaGenesis, Inc. and was funded by aTyr Pharma, Inc Corresponding author contact: agershman@atyrpharma.com Presented at the 21st International Congress of the World Muscle Society; 4–8 October 2016; Granada, Spain. Table 2. Summary of Safety MMT, manual muscle testing. Figure 3. Percentage Change From Baseline to Week 14 in MMT Composite Summary Score for Individual Patients in Cohort 3 -10 -505 10 Placebo (n = 2) 3.0 mg/kg (n = 6) Patients Decreasing Muscle Function Increasing Muscle Functi on Change From Baseline in MMT Composite Summary Score (%) P-263 Characteristic Placebo (n = 5) COHORT 1 ATYR1940 0.3 mg/kg (n = 3) COHORT 2 ATYR1940 1.0 mg/kg (n = 6) COHORT 3 ATYR1940 3.0 mg/kg (n = 6) Median age, years (range) 52.0 (39–66) 53.0 (25–55) 46.0 (33–52) 39.5 (25–72) Male, % 80.0 66.7 33.3 66.7 White, % 100 100 100 100 Mean BMI, kg/m2 (SD) 28.9 (3.2) 28.6 (1.8) 25.3 (4.6) 22.5 (5.0) Median disease duration, years (range) 18.6 (4.4–24.8) 6.2 (2.8–21.8) 22.6 (10.2–41.1) 23.0 (9.3–56.4) Mean FSHD clinical severity score (SD) 2.7 (0.7) 2.5 (0.9) 3.7 (0.5) 3.0 (0.8) Parameter, n* (%) Placebo (n = 5) COHORT 1 ATYR1940 0.3 mg/kg (n = 3) COHORT 2 ATYR1940 1.0 mg/kg (n = 6) COHORT 3 ATYR1940 3.0 mg/kg (n = 6) TEAEs 5 (100) 3 (100) 6 (100) 6 (100) Treatment-related 0 0 0 0 Grade > 3 TEAEs 0 0 0 0 Treatment-related 0 0 0 0 SAEs 0 0 0 1† Deaths 0 0 0 0 Cough 0 1 (33.3) 0 2 (33.3) Headache 2 (40.0) 0 1 (16.7) 2 (33.3) Presyncope 0 0 0 2 (33.3) Arthralgia 0 2 (66.7) 0 1 (16.7) Flushing 0 0 1 (16.7) 1 (16.7) Nausea 0 0 2 (33.3) 0 Back pain 1 (20.0) 1 (33.3) 3 (50.0) 0 Myalgia 0 1 (33.3) 1 (16.7) 0 Most common TEAEs -20 -15 -10 -505 10 15 20 Change From Baseline INQoL Questionnaire Responses % INQoL: Overall INQoL: Activities INQoL: Independence INQoL: Emotions Decreasing Disease Burden Increasing Disease Burde n Placebo (n = 5) ATYR1940 0.3 mg/kg (n = 3) ATYR1940 1.0 mg/kg (n = 5) ATYR1940 3.0 mg/kg (n = 6) Placebo (n = 2) ATYR1940 3.0 mg/kg (n = 6) Through Week 6 Through Week 14 Patients With FSHD (n = 20) Aged 18–65 years Genetically confirmed FSHD diagnosis For Cohorts 2 and 3: met imaging criteria for a STIR positive muscle in = 1 skeletal muscle Key Study Endpoints Safety and tolerability Pharmacokinetics INQoL questionnaire MMT Quantitative MRI ADA titers and Jo-1 Ab levels Long-term Extension Study (for patients in Cohorts 2 and 3) Randomized 3:1 Cohort 3 ATYR1940 3.0 mg/kg Cohort 2 ATYR1940 1.0 mg/kg Cohort 1 ATYR1940 0.3 mg/kg Placebo Week 1 Week 4 Week 12 Placebo -3 -2 -101234 Change From Baseline MMT Co mposite Summary Score (%) All 14 Muscles Upper Limb Only Lower Limb Only Placebo (n = 5) ATYR1940 0.3 mg/kg (n = 3) ATYR1940 1.0 mg/kg (n = 5) ATYR1940 3.0 mg/kg (n = 6) Placebo (n = 2) ATYR1940 3.0 mg/kg (n = 6) Through Week 6 Through Week 14 Decreasing Muscle Function Increasing Muscle Functio n A. B. C. D. MMT % of Muscles Changed Improved: 39.3 Stable: 60.7 Worse: 0.0 MMT % of Muscles Change d Improved: 28.6 Stable: 50.0 Worse: 21.4 MMT % of Muscles Change d Impro ved: 3 .6 Sta ble: 75.0 Wo rse: 21 .4 MMT % of Muscles Changed Improved: 17.9 Stable: 75.0 Worse: 7.1 -30 -20 -100 10 20 30 Placebo 3.0 mg/kg Increasing Burden Decreasing Burden INQoL -30 -20 -100 10 20 30 Placebo 3.0 mg/kg Increasing Burden Decreasing Burden INQoL -30 -20 -100 10 20 30 Placebo 3.0 mg/kg Increasing Burden Decreasing Burden INQoL -30 -20 -100 10 20 30 Placebo 3.0 mg/kg Increasing Burden Decreasing Burden INQoL Baseline Week 14 Non-impaired tested muscles Impaired muscles Improvement relative to baseline Worsening relative to baseline MMT, manual muscle testing; INQoL, Individual Neuromuscular Quality of Life. MMT, manual muscle testing. Exhibit 99.2